Exhibit 99.1
MannKind Corporation
Phantom Stock Award Grant Notice
(2004 Equity Incentive Plan)
     MannKind Corporation (the “Company”), pursuant to Section 7(b) of its MannKind Corporation 2004 Equity Incentive Plan (the “Plan”), hereby awards to Employee a Phantom Stock Award covering the number of shares of Phantom Stock of the Company set forth below (the “Award”). This Award will be evidenced by a Phantom Stock Award Agreement (the “Award Agreement”). This Award is subject to all of the terms and conditions as set forth herein and in the applicable Award Agreement, the Plan, and the Employee’s Phantom Stock Award Election Agreement (the “Election Agreement”), all of which are attached hereto and incorporated herein in their entirety.

Employee:
Date of Grant:
Vesting Commencement Date:
Number of Shares of Phantom Stock subject to Award:
Consideration:	Participant’s Services

Vesting Schedule:	The shares of Phantom Stock subject to this Award will vest in accordance with the following schedule:

1/4 of the shares of Phantom Stock shall vest on the Vesting Commencement Date and on each anniversary thereof
Additional Terms/Acknowledgements: The undersigned acknowledges receipt of, and understands and agrees to, this Phantom Stock Award Grant Notice, the Phantom Stock Award Agreement and the Plan. Employee further acknowledges that as of the Date of Grant, this Phantom Stock Award Grant Notice, the Phantom Stock Award Agreement, the Phantom Stock Award Election Agreement and the Plan set forth the entire understanding between Employee and the Company regarding the acquisition of shares of Phantom Stock of the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Employee under the Plan, and (ii) the following agreements only:

Other Agreements:

MannKind Corporation	EMPLOYEE

By:

Signature	Signature

Title:	Date:

Date:
Attachments:     Phantom Stock Award Agreement and Phantom Stock Election Agreement

MannKind Corporation
2004 Equity Incentive Plan
Phantom Stock Award Agreement
     Pursuant to the Phantom Stock Award Grant Notice (“Grant Notice”) and this Phantom Stock Award Agreement (“Agreement”), MannKind Corporation (the “Company”) has awarded you Phantom Stock pursuant to Section 7(b) of the MannKind Corporation 2004 Equity Incentive Plan (the “Plan”) for the number of shares of Phantom Stock as indicated in the Grant Notice (collectively, the “Award”). Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your Award are as follows.
     1. Consideration. Consideration for this Award is satisfied by your services to the Company.
     2. Vesting. Subject to the limitations contained herein, your Award will vest as provided in the Grant Notice. Notwithstanding the foregoing, if you elect to defer receipt of the shares of Common Stock equal to the number of vested shares of Phantom Stock pursuant to Section 3 of this Agreement, then any shares of Phantom Stock subject to this Award that would otherwise vest within the 12-month period following the date of such election shall instead vest on the date that is 12 months following the date of your election to defer.
     3. Distribution of Shares of Common Stock. The Company will deliver to you a number of shares of the Company’s Common Stock equal to the number of vested shares of Phantom Stock subject to your Award, on the vesting date or dates provided in your Grant Notice; provided however, that if the first vesting date occurs no sooner than 12 months following the Date of Grant specified in your Grant Notice and if, within the 30-day period following the Date of Grant indicated on your Grant Notice, you elect to defer delivery of such shares of Common Stock beyond the vesting date, then the Company will deliver the shares of Common Stock to you on the date or dates that you so elect (the “Settlement Date”). If such deferral election is made, the Board (or appropriate committee thereof) will, in its sole discretion, establish the rules and procedures for such deferrals.
     4. Certain Adjustments. In the event of any change in the capitalization of the Company, such as by stock dividend, stock split, combination of shares, exchange of securities, recapitalization or other event which the Board deems, in its sole discretion, to be similar circumstances, the Board (or appropriate committee thereof) may make such adjustments to the number and/or kind of shares of stock or securities subject to this Award and any other provision of this Award affected by such change, as the Board may determine in its sole discretion.
     5. Conditions to Delivery of shares of Common Stock. Notwithstanding any other provision of this Agreement or the Plan, the Company will not be obligated to deliver any shares of Common Stock pursuant to this Agreement (i) until all conditions to the Award have been satisfied or removed, (ii) until, in the opinion of counsel to the Company, all applicable Federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares of Common Stock to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of notice of issuance, (iv) if it might cause the Company to issue or sell more shares of Common Stock that the Company is then legally entitled to issue or sell, and (v) until all other legal matters in connection with the issuance and delivery of such shares have been approved by counsel to the Company.
     6. Transferability. Your Award is not transferable, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of shares of Common Stock pursuant to Section 4 of this Agreement.
     7. Award not a Service Contract. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or a subsidiary, or on the part of the Company or a subsidiary to continue such service. In addition, nothing in your Award will obligate the Company or a subsidiary, their respective stockholders, boards of directors or Employees to continue any relationship that you might have as an Employee of the Company or a subsidiary.
     8. Unsecured Obligation. Your Award is unfunded, and as a holder of vested Phantom Stock, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Common Stock pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares of Common Stock subject to your Award until such shares of Common Stock are issued to you pursuant to Section 4 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
     9. Withholding Obligations.
          (a) On or before the time you receive a distribution of shares of Common Stock pursuant to your Award, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from, at the Company’s election, the shares of Common Stock, payroll and any other amounts payable to you and otherwise agree to make adequate provision for any sums required to satisfy the Federal, state, local and foreign tax withholding obligations of the Company or a subsidiary, if any, which arise in connection with your Award.
          (b) Unless the tax withholding obligations of the Company and/or any subsidiary are satisfied, the Company will have no obligation to issue a certificate for such shares of Common Stock.

2.

     10. Notices. All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by first class mail or reputable overnight delivery service, expenses prepaid. Notice may also be given by electronic mail or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in a manner provided in the preceding sentence. Notices to the Company or the Board shall be delivered or sent to the Company’s headquarters to the attention of its Corporate Secretary. Notices to any Participant or holder of shares of Common Stock issued pursuant to an Award shall be sufficient if delivered or sent to such person’s address as it appears in the regular records of the Company or its transfer agent.
     11. Headings. The headings of the Sections in this Agreement are inserted for convenience only and will not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.
     12. Amendment. This Agreement may be amended only by a writing executed by the Company and you that specifically states that it is amending this Agreement. Notwithstanding the foregoing, this Agreement may be amended solely by the Board (or appropriate committee thereof) by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board (or appropriate committee thereof) reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.
     13. Miscellaneous.
          (a) The rights and obligations of the Company under your Award will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.
          (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
          (a) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.
          (b) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
          (c) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result

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of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
     14. Governing Plan Document. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control; provided, however, that Section 3 of this Agreement will govern the timing of any distribution of shares of Common Stock under your Award. The Board (or appropriate committee thereof) will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board (or appropriate committee thereof) will be final and binding upon you, the Company, and all other interested persons. No member of the Board (or appropriate committee thereof) will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.
     15. Effect on Other Employee Benefit Plans. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the Employee’s benefits under any employee benefit plan sponsored by the Company or any subsidiary except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any subsidiary’s employee benefit plans.
     16. Choice of Law. The interpretation, performance and enforcement of this Agreement will be governed by the law of the state of Delaware without regard to such state’s conflicts of laws rules.
     17. Severability. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

4.

MannKind Corporation
Phantom Stock Award Election Agreement
Please complete this Election Agreement and return a signed copy to [                 ] of MannKind Corporation (the “Company”) by [                 ] .
Note: This Election Agreement must be completed and Returned within 30 days of the Date of Grant as indicated on the Grant Notice. If the first vesting date occurs no sooner than 12 months following the Date of Grant and if, within the 30-day period following the Date of Grant indicated on your Grant Notice, you elect to defer delivery of the shares of Common Stock equal to the number of vested shares of Phantom Stock beyond the vesting date, then the Company will deliver such shares of Common Stock to you on the date or dates that you elect. In addition, any shares of Phantom Stock subject to the Award that would otherwise vest within the 12-month period following the date of such election shall instead vest on the date that is 12 months following the date of your election to defer.
Defined terms not explicitly defined in this Election Agreement but defined in the Plan or your Phantom Stock Award Agreement shall have the same definitions as in such documents.

Name:	SS #:
Instructions
In making this election, the following rules apply:
•	You may elect a Settlement Date that occurs after the date of vesting of the Phantom Stock. The “Settlement Date” is the date as of which you will receive the shares of Common Stock associated with the Phantom Stock Award that you elected to defer below. Unless you timely elect otherwise on this Election Agreement, the shares of Common Stock equal to the number of vested shares of Phantom Stock will be issued to you on the vesting date of such Phantom Stock as indicated on your Grant Notice.
•	You may elect up to four different Settlement Dates related to the Phantom Stock Award, in increments of 25%. For example, if you have 10,000 shares of Phantom Stock covered by your Phantom Stock Award, you may elect up to four different Settlement Dates — one Settlement Date related to each increment of 2,500 shares of Phantom Stock.
•	The shares of Common Stock associated with the Phantom Stock Award will be transferred to you on February 1 (or, if not a business day, the first business day thereafter) of the year in which you select to defer receipt of such shares of Common Stock, unless you specifically select a different Settlement Date in that year.
•	This Election Agreement is irrevocable.
•	If no Settlement Date is elected, then the issuance of the shares of Common Stock equal to the number of vested shares of Phantom Stock will occur upon the vesting date(s) of such Phantom Stock indicated on your Phantom Stock Award Grant Notice.
•	Notwithstanding any provision in this Election Form or your Phantom Stock Award Grant Notice, Phantom Stock Award Agreement or the Plan to the contrary, the issuance of the shares of Common Stock covered by your Phantom Stock Award shall be made in a manner that complies with the requirements of Code Section 409A, which may include, without limitation, deferring the payment of such benefit for six (6) months after the termination of your Continuous Service, provided however, that nothing in this paragraph shall require the payment of benefits to you earlier than they would otherwise be payable under the Award.

Deferral Election
I hereby irrevocably elect to defer receipt of the shares of Common Stock associated with the above-referenced Phantom Stock Award until the following date(s) and in the following increment(s). I acknowledge that only the number of shares of Common Stock equal to the number of vested shares of Phantom Stock will be issued to me and that the Settlement Date may occur after vesting of the Phantom Stock. (Choose one Alternative below)
Alternative #1 (On Vesting Date):
☐	I elect to have the number of shares of Common Stock equal to the number of vested shares of Phantom Stock issued to me on the vesting date(s) of such Phantom Stock indicated on my Grant Notice.
Alternative #2: (Specified Date(s) — Check boxes that apply)

A.	☐

		Number	Month	Day	Year

B.	☐

		Number	Month	Day	Year

C.	☐

		Number	Month	Day	Year

D.	☐

		Number	Month	Day	Year

E.	☐	Notwithstanding the election that I made in A-D above, I elect to have the number of shares of Common Stock equal to the number of vested shares of Phantom Stock issued to me on the following date, in the event such date occurs prior to the date(s) selected above (check boxes that apply):
☐ days following the termination of my Continuous Service

☐ Immediately upon a Change in Control

☐ Upon the earlier of a Change in Control or days following the termination of my Continuous Service
Alternative #3 (Specified Event — Check One Box):
I elect to have the number of shares of Common Stock equal to the number of vested shares of Phantom Stock issued to me on the following event (check boxes that apply):
☐ ___days following the termination of my Continuous Service

☐ Upon the earlier of a Change in Control or ___days following the termination of Continuous Service
Manner of Transfer
All of the shares of Common Stock you are entitled to receive on the Settlement Date specified in this Election Agreement will be transferred to you on or as soon as practicable after such Settlement Date.

Terms and Conditions
By signing this form, you hereby acknowledge your understanding and acceptance of the following:
l.	Company Right to Early Transfer. Notwithstanding any election made herein, the Company or any Subsidiary reserves the right to transfer to you all of the shares of Common Stock equal to the number of vested and then unissued shares of Phantom Stock associated with the Phantom Stock Awards subject to this Election Agreement at any time following the termination of your employment with the Company or any Subsidiary.
2.	Withholding. The Company shall have the right to deduct from all deferrals or payments hereunder, any federal, state, or local tax required by law to be withheld.
3.	Nonassignable. Your rights and interests under this Election Agreement may not be assigned, pledged, or transferred other than as provided in the MannKind Corporation 2004 Equity Incentive Plan.
4.	Termination of This Agreement. The Company reserves the right to terminate this Agreement at any time. In such case, shares of Common Stock that you acquired pursuant to your Agreement may be issued to you immediately.
5.	Bookkeeping Account. The Company will establish a bookkeeping account to reflect the number of shares of Common Stock that you acquired pursuant to your Phantom Stock Award and the Fair Market Value of such shares of Common Stock that are subject to this Election Agreement.
6.	Stock Certificates. Share certificates (each, a “Certificate”) evidencing the issuance of the shares of Common Stock pursuant to your Phantom Stock Award shall be issued to you as of the applicable Settlement Dates (or such earlier date payment is to be made pursuant to this Election Agreement) and shall be registered in your name. Subject to the withholding requirements outlined above, Certificates representing the unrestricted shares of Common Stock will be delivered to you as soon as practicable after the Settlement Date.
7.	Change in Control. As used in this Election Agreement, “Change in Control” shall have the meaning contained in the Plan or the Phantom Stock Award Agreement; provided however, that a distribution upon a Change in Control shall only occur if such distribution complies with the distribution requirements of Code Section 409A and the regulations promulgated thereunder.
8.	Governing Law. This Agreement shall be construed and administered according to the laws of the State of Delaware.
By executing this Election Agreement, I hereby acknowledge my understanding of and agreement with all the terms and provisions set forth in this Election Agreement.

Employee

Date:

MannKind Corporation

By:

Name:

Title:

Date: